Exhibit 23.1

Independent Registered Public Accounting Firm’s Consent

We consent to the incorporation by reference in the Registration Statement of F & M Bank Corp. on Form S-3 of our report dated March 23, 2009, which appears in their Annual Report on Form 10-K for the year ended December 31, 2008.

Galax, Virginia

July 9, 2009